UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number         811-02631

                                 Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                       Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Salvatore Faia

Chestnut Street Exchange Fund

301 Bellevue Parkway

                                       Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (610) 558-1750

Date of fiscal year end:  December 31

Date of reporting period:  September 30, 2013

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

October 18, 2013

Fellow Partner:

Our Fund earned $6.80 per share of net investment income in the nine months ended September 30, 2013, compared to $7.09 per share in the same period of 2012.

After providing for the September 27, 2013 distribution, the net asset value per partnership share on September 30, 2013 was $456.00. The net asset value on June 30, 2013, our last report date, was $442.94.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500 Index will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review	Third Quarter 2013

US large cap stocks, as represented by the Russell 1000 Index®, advanced 6.02% in the third quarter as the tenor of the US central bank served to orchestrate a calmer tone in financial markets while the outlook for the global economy improved. Year-to-date, the index is up 20.76%. Large cap growth stocks outperformed their value counterparts in the third quarter as the Russell 1000 Growth Index® moved up 8.11% while the Russell 1000 Value Index® gained 3.94%.

On the heels of a sharp June sell-off spurred by the notion of the US Federal Reserve (the “Fed”) reducing monetary stimulus before the end of 2013, US equity markets began the third quarter with a strong rebound driven by a more dovish tone from the central bank. Renewed assurance that global liquidity would continue to be supported by the Fed relieved pressure on interest rates and compelled investors to seek riskier assets such as stocks. Improving economic indicators in developed countries and a positive outlook for corporate earnings also helped equities advance in July.

Investors became more cautious in August, however. Mixed US economic data drove high levels of market volatility and made investors increasingly anxious about when and how much the Fed would reduce its bond-buying stimulus program. Additional volatility stemmed from rising conflict in the Middle East and North Africa. In Egypt, political turmoil led to masses of civilians resorting to violence in the streets. Meanwhile, the ongoing civil war in Syria escalated, raising fears around US involvement in the crisis. The growing geopolitical instability in the region put upward pressure on oil prices, creating an additional headwind for global economic growth. Equities slid lower for the month of August and the stage was set for a rocky September as investors faced a number of looming macro risks.

But September was surprisingly positive for stocks as some key risks eased. For one, the Fed defied market expectations with its decision to maintain the existing pace of its asset purchase program. Additionally, many investors were relieved when the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. Elsewhere, the crisis in Syria abated enough such that foreign military intervention seemed less likely to be warranted. These favorable developments resulted in US stock market gains for the month even though prices declined in the final week when investors turned their focus to political brinksmanship over US fiscal policy negotiations, which ultimately led to a government shutdown at the close of the period.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review	Third Quarter 2013

Summary

US equity markets resumed their upward climb in the third quarter of 2013, adding to the year’s already-impressive gains. Stocks moved higher in July, before retreating in August amid renewed discussions of an approaching end to the Fed’s bond purchase program, as well as the prospect of a military intervention in Syria. September saw a rebound, driven in large part by the Fed’s surprise decision to hold off on tapering its monthly bond purchases. Stocks also got a boost from discussions of a diplomatic resolution on Syria and news of former US Treasury Secretary Larry Summers’ withdrawal from the race to be the next Fed Chairman. The quarter did end on a negative note, however, as investors became concerned about the possibility of a near-term government shutdown and the implications of a looming confrontation on the debt ceiling.

The S&P 500 Index gained 5.24% for the three months, bringing its year-to-date advance to 19.81%. Sector leadership came from economically-sensitive areas of the market such as materials, industrials and consumer discretionary, while the prospect of rising rates weighed on normally defensive, high-yielding segments, including telecommunication services (telecom), utilities and consumer staples.

Performance Attribution

The portfolio underperformed its benchmark index, the S&P 500, for the quarter as stock selection and portfolio allocating detracted from performance. The underweight to and stock selection within information technology was the primary detractor from performance. Unlike the second quarter, the positions within Intel Corp and the lack of exposure to Apple made up the largest detractors on a position basis. While the slight overweight to healthcare helped returns during the quarter, within healthcare, the portfolio’s positions with Baxter International and Abbot Laboratories detracted from performance as the higher dividend yielding companies tended to lag the market over the period. In addition, the lack of exposure to the Biotech companies, which were up on average over 21% during the period, detracted from returns in the sector. Finally, the overweight and stock selection within consumer staples detracted from performance primarily due to the exposure to the beverage and household products companies.

On the positive side, stock selection within materials, energy and the lack of exposure to utilities all added to performance during the period. As noted earlier, the materials sector was the strongest performing sector within the market during the third quarter as the companies traded higher on renewed optimism around the economic growth rates in China. The portfolio’s exposure to the chemical companies, Air Products and Chemicals and Cabot Corporation, were up over 16% and 14%, respectively, in the quarter boosting returns for the portfolio. An increase in oil prices, in part due to the conflict in Syria and the potential for stronger growth in China, helped Schlumberger NV post a 23% return in the quarter allowing the portfolio to benefit from positive stock selection within energy despite Exxon Mobil lagging the market. Finally, the lack of exposure to the more interest rate sensitive utility stocks added to performance during the quarter. This sector, as a whole, underperformed in the face of rising interest rates.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

Portfolio Review (concluded)	Third Quarter 2013

Outlook

Looking ahead, we remain cautiously optimistic on the market. While the recent decision by Fed Chairman Ben Bernanke to postpone tapering appears to reflect, in part, concerns about the pace and sustainability of growth, the economic data continue to point toward a modest reacceleration. This is evidenced by stronger manufacturing, improved housing activity and a resilient consumer. Historically, when the US economy accelerates, growth stocks tend to outperform the broader market – a dynamic that was clearly demonstrated in the growth indices’ strong third-quarter showing across the market-capitalization spectrum. US policy risks may dampen business and consumer enthusiasm in the near term; we continue to be constructive on the market over the long term.

As a result of market movement and shares redeemed during the quarter, the Fund’s overall weightings changed very slightly with the industrials and materials increasing and consumer staples, telecommunication and information technology decreasing in weight. We used investor redemptions to continue to reduce the portfolio’s position within Verizon Communications. The Fund remains well diversified, with the largest overweight relative to the S&P 500 Index in consumer staples, industrials, and financials and with the largest underweights relative to the benchmark in information technology, consumer discretionary, and energy.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Actual portfolios may differ as a result of account size, client imposed investment restrictions, the timing of client investment, and market, economic, and individual company considerations, among other things. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of September 30, 2013

(Unaudited)

	Chestnut Street Exchange Fund	S&P 500 Index	DJIA Index
3rd Quarter 2013	3.42%	5.24%	(2.08%	)
1 Year	17.65%	19.34%	10.84%
3 Years*	15.75%	16.27%	13.35%
5 Years*	8.46%	10.02%	9.01%
10 Years*	6.36%	7.57%	7.30%
Inception (12/29/76)
Annualized*	11.03%	11.03%	9.50%
Cumulative	4573.13%	4576.17%	2705.79%

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS

September 30, 2013

(Unaudited)

	Shares	Value
COMMON STOCKS—98.1%
BASICS—5.4%
Air Products & Chemicals, Inc.	62,114	$6,619,489
Cabot Corp.	73,848	3,154,048

		9,773,537

CAPITAL EQUIPMENT—7.9%
Emerson Electric Co.	106,453	6,887,509
General Electric Co.	312,436	7,464,096

		14,351,605

CONSUMER CYCLICALS—13.4%
3M Co.	23,636	2,822,375
CBS Corp.,—Class B	51,548	2,843,388
Comcast Corp.,—Class A	128,494	5,801,504
Procter & Gamble Co.	73,071	5,523,437
Walt Disney Co. (The)	110,798	7,145,363

		24,136,067

ENERGY—9.6%
Exxon Mobil Corp.	100,626	8,657,861
Schlumberger, Ltd.	98,313	8,686,937

		17,344,798

FINANCIAL—18.8%
American Express Co.	84,503	6,381,667
Ameriprise Financial, Inc.	19,150	1,744,182
Bank of America Corp.	48,170	664,746
JPMorgan Chase & Co.	120,418	6,224,406
Moody’s Corp.	70,949	4,989,843
Wells Fargo & Co.	336,269	13,894,635

		33,899,479

HEALTH CARE—14.4%
Abbott Laboratories	112,356	3,729,096
AbbVie, Inc.	112,356	5,025,684
Baxter International, Inc.	55,746	3,661,955
Johnson & Johnson	86,533	7,501,546
Merck & Co., Inc.	129,418	6,161,591

		26,079,872

	Shares	Value
RETAIL—2.6%
Home Depot, Inc.	20,117	$1,525,874
Kohl’s Corp.	13,002	672,853
Safeway, Inc.	38,225	1,222,818
Wal-Mart Stores, Inc.	18,345	1,356,796

		4,778,341

STAPLES—8.8%
Altria Group, Inc.	15,436	530,227
Coca-Cola Co. (The)	269,768	10,218,812
Hanesbrands, Inc.	4,852	302,328
Kraft Foods Group, Inc.	3,607	189,151
Mondelez International, Inc.,—Class A	10,720	336,822
PepsiCo, Inc.	37,423	2,975,128
Philip Morris International, Inc.	15,436	1,336,603

		15,889,071

TECHNOLOGY—10.9%
Check Point Software Technologies Ltd.*	45,003	2,545,370
Cisco Systems, Inc.	28,068	657,353
Intel Corp.	287,570	6,591,104
International Business Machines Corp.	34,061	6,307,416
Microsoft Corp.	43,766	1,457,845
Oracle Corp.	63,527	2,107,191

		19,666,279

TRANSPORTATION—4.3%
Union Pacific Corp.	50,201	7,798,223

UTILITIES—2.0%
Verizon Communications, Inc.	77,932	3,636,307

Total Common Stocks (Cost: $27,313,467)		177,353,579

*	Non-Income Producing

See Accompanying Notes to Statement of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS (Concluded)

September 30, 2013

(Unaudited)

		Value
TOTAL INVESTMENT IN SECURITIES
(Cost 27,313,467)**	98.1%	$177,353,579
Other assets in excess of liabilities	2.0%	3,561,732
Other liabilities	(0.1%)	(81,984)

NET ASSETS
(Applicable to 396,567 partnership shares outstanding)	100.0%	$180,833,327

Net Asset Value Per Share		$456.00

Net assets applicable to shares owned by:
Limited partners
(396,475 shares)		$180,791,375
Managing general partners
(92 shares)		41,952

Total net assets		$180,833,327

**	At September 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$24,893,734

Gross unrealized appreciation	150,040,113
Gross unrealized depreciation	0

Net unrealized appreciation	$150,040,113

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Statement of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS

September 30, 2013

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for simular securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended September 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS (Concluded)

September 30, 2013

(Unaudited)

The following is a summary of inputs used, as of September 30, 2013, in valuing the Fund’s investments carried at value:

	Total Value at 09/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$177,353,579	$177,353,579	$—	$—

*	See details of industry breakout.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISERS

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Third Quarter Report

September 30, 2013

(Unaudited)

Chestnut Street Exchange

Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President & Chief Compliance Officer
(principal executive officer)

Date	11/26/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President & Chief Compliance Officer
(principal executive officer)

Date	11/26/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date	11/26/2013